Investor Presentation September 2018

Legal Disclaimer Forward Looking Statements This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see the Company’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements. Non -GAAP Financial Statements This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition . They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the first quarter earnings release which can be found at www.bhbt.com. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders. The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude items which the Company does not view as related to its normalized operations. These items include securities gains/losses, acquisition costs, restructuring costs, and systems conversion costs. Non-core adjustments are presented net of an adjustment for income tax expense. This adjustment is determined as the difference between the GAAP tax rate and the effective tax rate applicable to core income. The efficiency ratio is adjusted for non-core revenue and expense items and for tax preference items. The Company also calculates measures related to tangible equity, which adjust equity (and assets where applicable) to exclude intangible assets due to the importance of these measures to the investment community. 2

Company Overview (NYSE American: BHB) Financial Highlights1 Asset and Income Generation Market Data Total Assets (MM's) Stock Price $29.45 3,565 Market Cap (MM's) $456 Price / LTM Core EPS 13.21x 3,541 Price / Tangible Book Value 184% 3,511 Dividend Yield 2.72% 3,503 Balance Sheet ($Million) 3,476 Total Assets $3,541 Cash and Securities $810 Net Loans $2,472 Total Deposits $2,375 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 Total Equity $356 YTD Performance Ratios and Profitability Core Net Income (000's) Core Return on Average Assets 1.00% Core Return on Average Equity 9.86% 8,964 Net Interest Margin 2.91% 8,821 8,715 Efficiency Ratio 58.83% Core Net Income (000's) $8,715 Capital Ratios Tang. Common Equity / Tang. Assets 7.22% 8,091 8,066 Tier 1 Leverage Ratio 8.30% Common Equity Tier 1 Risk- Based Capital Ratio 11.48% Tier 1 Risk- Based Capital Ratio 12.38% Total Risk-Based Capital Ratio 13.92% 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 1) BHB common equity share price as of August 31, 2018. All other financial data as of June 30, 2018. 3

Second Quarter 2018 - Highlights & Initiatives A strong second quarter as BHB executed on our strategies and deliverables on financial performance. We diversified revenue streams, grew loans under a uniformed brand & banking franchise, and adhered to our strong credit culture. In addition to growing business and revenue, we continue to apply a disciplined approach to expense management. • 9% y-o-y increase in non-interest income • 8% y-o-y increase in core EPS • 13.6% commercial and industrial loan growth (annualized, YTD) • 1.00 % core ROA • 9.86% core ROE • 9% annualized growth in TBV /Share1 • Opened over 6,500 new deposit accounts YTD • Rolled out expanded customer derivatives platform 1) Excluding security adjustments Note: See appendix for GAAP reconciliation 4

Strategic Objectives We strive to be one of the most profitable banks in New England; to provide exceptional service to the people, businesses and communities we serve; and create a corporate culture that develops and rewards existing employees and attracts outside talent. To be one of the most profitable banks headquartered in New England Increase sources of fee income via Trust, Treasury Management and Mortgage Banking Focus on the core bank: core commercial banking business, core funding, core earnings Continued commitment to an exceptional risk management culture Strategically fill-in and expand our New England footprint Maintain a strong capital base that supports growth opportunities 5

Management Team Executive Background • Joined as President and CEO of Bar Harbor Bankshares and Bar Harbor Bank & Trust in June 2013 Curtis C. Simard • Served as Managing Director of Corporate Banking for TD Bank and various management positions at President and CEO Citizens Financial Group • Joined Bar Harbor Bankshares and Bar Harbor Bank & Trust in October 2016 as Executive Vice President, Josephine Iannelli Chief Financial Officer and Treasurer EVP, Chief Financial Officer and Treasurer • Served as Senior Executive VP, Chief Financial Officer and Treasurer of Berkshire Hills Bancorp in Pittsfield, Massachusetts and various management positions at PNC Financial Services Group • Serves as Bar Harbor Bankshares Executive Vice President, Chief Risk Officer since September 2014, and Richard B. Maltz Chief Operating Officer since September 2016 EVP, Chief Operating Officer • Served as Executive Vice President and Chief Risk Officer of Bangor Savings Bank • Serves as Executive Vice President and Senior Lender in New Hampshire and Vermont John Mercier • Veteran in retail, small business, regional banking, middle market, and large national corporate markets EVP, Commercial Banking with over 30 years of experience Gregory W. Dalton • Serves as Executive Vice President and Senior Lender in Maine since October 2011 EVP, Commercial Banking • Previously, was Senior Vice President of Business Banking function from 2000 through October 2011 Marion Colombo • Serves as Executive Vice President, Director of Retail Delivery since January 2018 EVP, Retail Delivery • 30 years in retail banking, most recently serving as Market President-Retail at TD Bank • Serves as EVP, Chief Human Resources Officer since February 2018 John Land • 20 years of HR experience with Deloitte as a Senior Manager, HR Transformation Consultant, and Mercer, EVP, Human Resources Principal, HR Effectiveness Consultant Joseph M. Pratt • President of Bar Harbor Trust Services, promoted to President in December 2015, served as a Managing President Bar Harbor Trust Services Director of Bar Harbor Trust Services since 2004 after joining in 2000 6

Company History

BAR HARBOR BANKSHARES



Bar Harbor Trust Established in Bar Harbor, Maine
Established Bar Harbor Bankshares as a holding company
Acquired Border Trust Company
Curtis Simard hired as President & CEO
Rick Maltz hired as Chief Operating Officer
Josephine Iannelli hired as Chief Financial Officer
Acquisition of Lake Sunapee Bank group – expansion into NH and VT markets
Upgraded core operating systems
John Mercier hired to run commercial banking in NH and VT
Announced sale of insurance business
Marion Colombo hired as EVP, Director of Retail Delivery
John Land hired as EVP, HR
Expansion of treasury management services and customer derivatives platform
Further expansion into Southern NH
1887
1984
2012
2013
2014
2016
2017
2018

7

Markets We Serve: Demographics / Economy • Serving affluent and growing markets in the Maine, New Hampshire and Vermont • Strong employment evidenced by its major markets unemployment rates of 3.0% or less • Core markets have increasingly diversified into services industries while legacy manufacturing has dissipated • Agriculture, fishing and forestry remain strong economic drivers for this region of the country 2018 Median HH Income ($) Projected HH Income Change 2018-2023 (%) December 2018 Unemployment Rate (%) 11.2% $90,000 $80,246 12.0% 5.0% $75,742 9.6% 9.5% 4.1% $75,000 $67,764 10.0% 8.9% 8.8% 4.0% $61,045 $61,542 $55,679 3.0% $60,000 8.0% 2.8% 6.5% 3.0% 2.6% 2.4% $45,000 6.0% 2.2% 2.0% $30,000 4.0% $15,000 2.0% 1.0% $0 0.0% 0.0% USA Maine New Hampshire Vermont Manchester-Nashua MSA Portland-South Portland MSA Major Employers Source: S&P Global Market Intelligence 8

Markets We Serve: Deposit Market Share

BAR HARBOR BANKSHARES

- Number 1 or 2 deposit market share position in 31 of the 42 communities we serve
- Top 5 deposit market share position for 39 of the 42 communities we serve
- 50 branch network provides strong geographical presence throughout our markets

Maine

Rank	Company Name	Total Branches	Total Deposits ($000)	Market Share (%)
1	Toronto-Dominion Bank	44	3,725,156	13.41
2	Camden National Corp.	61	2,956,560	10.64
3	Bangor Bancorp MHC	56	2,792,415	10.05
4	KeyCorp	49	2,542,925	9.15
5	Bank of America Corp.	16	1,951,295	7.02
8	Bar Harbor Bankshares	15	1,124,425	4.05
	Market Total	478	27,785,129	100.00

New Hampshire

Rank	Company Name	Total Branches	Total Deposits ($000)	Market Share (%)
1	Citizens Financial Group	67	7,683,114	23.50
2	Toronto-Dominion Bank	65	6,866,386	21.00
3	Bank of America Corp.	21	4,778,817	14.62
4	New Hampshire Mutual Bancorp	27	1,627,502	4.98
5	People's United Financial Inc.	26	1,619,740	4.95
9	Bar Harbor Bankshares	21	791,810	2.42
	Market Total	415	32,692,701	100.00

Vermont

Rank	Company Name	Total Branches	Total Deposits ($000)	Market Share (%)
1	People's United Financial Inc.	40	3,034,691	23.16
2	Toronto-Dominion Bank	29	2,645,418	20.19
3	Community Bank System Inc.	31	1,317,286	10.05
4	Citizens Financial Group Inc.	17	858,416	6.55
5	KeyCorp	11	799,557	6.10
12	Bar Harbor Bankshares	14	298,544	2.28
	Market Total	237	13,104,491	100.00


Montreal
Sherbrooke
MAINE
Dover-Foxcroft
Bangor
Skowhegan
Machias
Farmington
VERMONT
Burlington
St Johnsbury
White Mountain National Forest
Ellsworth
Belfast
Middlebury
Auburn
Rockland
Rutland
Laconia
Portland
Concord
Dover
Keene
Manchester
Nashua
MASSACHUSETTS
Boston
Springfield
Worcester
Hartford
Providence
RI
Barnstable

Note: Deposit data as of June 30, 2017
Source: FDIC
9

Profitability Metrics

BAR HARBOR BANKSHARES

Core ROAA


0.94%
1.01%
1.02%
0.93%
1.00%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Core ROAE


9.32%
9.90%
9.97%
9.31%
9.86%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Net Interest Margin


3.16%
3.06%
3.04%
2.97%
2.91%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Efficiency Ratio


54.57%
53.53%
53.02%
60.44%
58.83%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

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Focus on Non-Interest Income

Maximizing Existing Sources & Developing New Initiatives

- Wealth Management and Financial Services
  - Bar Harbor Financial Services
  - Two wholly owned subsidiaries, Charter Trust and Bar Harbor Trust services offering trust management services
    - $1.8B AUM
  - Total Revenue of $3.1 million in 2Q18
  - Trust, investment management and financial services represent 44% of total non-interest income (2Q18)
  - Improving efficiencies by migrating both Trust Companies to one operating platform
- Additional Sources
  - Mortgage Banking
  - Cash Management
  - Customer Derivatives Offerings

Assets Under Management



$1,779
$1,754
$1,803
$1,757
$1,759
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Non-Interest Income / Operating Revenue[1]



21.60%
22.87%
21.72%
21.22%
23.65%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

1) Excludes gain-on-sale of securities

11

Loan Portfolio Overview Portfolio Composition as of 6/30/18 Highlights Tax exempt Consumer and other 5% 3% • Net loans of $2.5 billion as of June 30, 2018 CRE 34% • Yield on loans of 4.25% for the quarter ended June 30, 2018 • Increase of 8.8 bps from 1Q18 Residential • Increase of 13.3 bps YTD 45% C&I 13% • 13.6% annualized commercial and industrial loan growth for the first half of 2018 Source: Company filings 12

Deposit Portfolio Overview Portfolio Composition as of 6/30/18 Highlights Demand Time deposits 14% 41% • Total deposits of $2.4 billion as of June 30, 2018 NOW 19% • Opened 6,500 new deposit accounts YTD • Cost of interest bearing deposits of Savings 0.90% 15% Money Market 11% • Loans / Deposits of 105% Source: Company filings 13

Asset Quality

NPAs / Assets


1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.15%
0.20%
0.41%
0.59%
0.62%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

NCOs / Avg. Loans


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.03%
0.01%
0.04%
0.07%
0.06%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Reserves / Loans


1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.48%
0.49%
0.50%
0.51%
0.53%
2017Q2
2017Q3
2017Q4
2018Q1
2018Q2

Source: Company filings

14

Well Capitalized Institution 16.0% 13.8% 13.9% 13.9% 14.0% 13.6% 13.7% 12.3% 12.3% 12.4% 12.1% 12.2% 12.0% 11.5% 11.3% 11.4% 11.1% 11.3% 10.0% 8.6% 8.4% 8.5% 8.2% 8.3% 8.0% 7.3% 7.0% 7.1% 7.2% 7.2% 6.0% 4.0% 2.0% 0.0% 06/17 Q 09/17 Q 12/17 Q 03/18 Q 06/18 Q Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk Based Capital TCE / TA Source: Company filings 15

Investment Considerations • Focused on building franchise value • Deep and talented management team • Profitable and efficient business model • Clear vision to grow core loan/deposit business • Development and expansion of non-interest income revenue • Proven ability to grow organically and via acquisitions • Pristine credit quality and a conservative risk management culture • Team, platform and strategy in place to generate efficient growth • Consistent dividend payments to shareholders with an attractive yield 16

Appendix

Historical Financial Performance

BAR HARBOR BANKSHARES

Dollar values in thousands, except per share amounts or otherwise noted	For the Year Ended,				For the Quarter Ended,			
	2014Y	2015Y	2016Y	2017Y	2017Q3	2017Q4	2018Q1	2018Q2
Balance Sheet								
Total Assets	$1,459	$1,580	$1,755	$3,565	$3,476	$3,565	$3,511	$3,541
Net Loans	910	981	1,119	2,473	2,417	2,473	2,452	2,472
Total Deposits	858	943	1,050	2,352	2,275	2,352	2,341	2,375
Capital								
Total Equity	$146	$154	$157	$355	$353	$355	$352	$356
Tang. Common Equity / Tang. Assets	9.68%	9.45%	8.65%	7.12%	7.26%	7.12%	7.17%	7.22%
Tier 1 Leverage Ratio	9.30%	9.37%	8.94%	8.10%	8.50%	8.60%	8.16%	8.30%
Total Risk-Based Capital Ratio	17.24%	17.12%	16.52%	13.73%	13.81%	13.70%	13.89%	13.92%
Commercial Real Estate Loans / Total RBC	137.57%	127.36%	141.82%	193.76%	153.07%	193.76%	192.86%	193.02%
Earnings & Profitability								
Net Income	$14.6	$15.2	$14.9	$26.0	$8.6	$6.6	$7.8	$8.5
Core ROAA	1.01%	0.93%	0.83%	0.93%	1.01%	1.02%	0.93%	1.00%
Core ROAE	10.51%	9.46%	8.57%	9.15%	9.90%	9.97%	9.31%	9.86%
Net Interest Margin	3.33%	3.19%	2.96%	3.10%	3.06%	3.04%	2.97%	2.91%
Efficiency Ratio	54.70%	56.60%	60.00%	55.50%	53.53%	53.02%	60.44%	58.83%
Asset Quality								
NPLs / Loans	1.34%	0.71%	0.58%	0.58%	0.28%	0.58%	0.83%	0.88%
NPAs / Assets	0.88%	0.46%	0.38%	0.41%	0.20%	0.41%	0.59%	0.62%
Reserves / Loans	0.98%	0.95%	0.92%	0.50%	0.49%	0.50%	0.51%	0.53%
NCOs / Average Loans	0.15%	0.14%	(0.00%)	0.04%	0.01%	0.04%	0.07%	0.06%
Yield and Cost								
Yield on Earning Assets	4.05%	3.89%	3.72%	3.86%	3.89%	3.87%	3.92%	3.99%
Cost of Interest Bearing Deposits	0.74%	0.72%	0.75%	0.60%	0.66%	0.70%	0.82%	0.90%
Cost of Total Interest Bearing Liabilities	0.82%	0.80%	0.86%	0.87%	0.96%	0.97%	1.11%	1.25%
Market Information (8/31/2018)								
Current Stock Price	$29.45	Price / BV		128%				
52 Week High	$32.33	Price / TBV		184%				
52 Week Low	$25.49	Price / LTM Core EPS		13.21x				
Market Capitalization	$456.4	Dividend Yield		2.72%				

Source: Company filings

18

Non-GAAP to GAAP Reconciliations

BAR HARBOR BANKSHARES

Dollar values in thousands, except per share amounts or otherwise noted		2017Q2	2017Q3	2017Q4	2018Q1	2018Q2
Net income		6,556	8,617	6,609	7,812	8,535
Adj: Security Gains		-	(19)	-	-	-
Adj: Loss on sale of fixed assets, net		-	(1)	-	-	-
Adj: Loss on OREO		-	-	-	-	23
Adj: Merger and acquisition expense		2,459	346	(2,615)	335	214
Adj: Income taxes (24.15% in 2018, 37.57% in 2017)		(924)	(122)	982	(81)	(57)
Adj: Tax reform charge		-	-	3,988	-	-
Total Core Income	(A)	**$8,091**	**$8,821**	**$8,964**	**$8,066**	**$8,715**
Net-interest income	(B)	23,809	23,478	23,496	23,158	22,992
Plus: Non-interest income		6,558	6,960	6,518	6,238	7,121
Total Revenue		$30,367	$30,438	$30,014	$29,396	$30,113
Adj: Net security gains		-	(19)	-	-	-
Total Core Revenue	(C)	**$30,367**	**$30,419**	**$30,014**	**$29,396**	**$30,113**
Total non-interest expense		20,046	17,586	14,263	18,852	18,685
Less: Loss on sale of fixed assets, net		-	(1)	-	-	-
Adj: Loss on OREO		-	-	-	-	(23)
Less: Acquisition Expenses		(2,459)	(346)	2,615	(335)	(214)
Core Non-Interest Expense	(D)	**$17,587**	**$17,239**	**$16,878**	**$18,517**	**$18,448**
Averages						
Total average earning assets	(E)	3,139	3,157	3,187	3,233	3,235
Total average assets	(F)	3,434	3,453	3,493	3,512	3,512
Total average shareholders equity	(G)	347	354	357	351	355
Performance Ratios						
Performance ratios (2)						
GAAP return on assets		0.76%	0.99%	0.75%	0.90%	0.97%
Core return on assets	(A/F)	0.94%	1.01%	1.02%	0.93%	1.00%
GAAP return on equity		7.55%	9.67%	7.35%	9.01%	9.65%
Core return on equity	(A/G)	9.32%	9.90%	9.97%	9.31%	9.86%
Efficiency ratio	(D-N-O)/(C+M)	54.57%	53.53%	53.02%	60.44%	58.83%
Net interest margin	(B+O)/E	3.16%	3.06%	3.04%	2.97%	2.91%
Supplementary Data						
Taxable equivalent adjustment for efficiency ratio	(M)	$1,185	$1,107	$1,122	$645	$622
Franchise taxes included in non-interest expense	(N)	158	154	161	152	159
Tax equivalent adjustment for net interest margin	(O)	936	878	897	503	502
Intangible amortization	(P)	211	212	209	207	207

19

Interest Rate Risk Analysis On a quarterly basis, the company measures and reports NII and EVE at risk to isolate the change in income and value related solely to interest-earning assets and interest-bearing liabilities. The analysis below shows the impact of instantaneous parallel shifts in the market yield curve for a period of one year while EVE shows a liquidation calculation over the same shifts in the curve. NII Impact EVE Impact 0.0% - 10.0% 50.0 -2.0% (2.0) 0.0% - -4.0% -10.0% (4.0) -6.0% -20.0% (50.0) (6.0) -8.0% -30.0% (100.0) (8.0) -10.0% -40.0% (150.0) -12.0% (10.0) -50.0% -14.0% (12.0) -60.0% (200.0) -100BP +100BP +200BP +300BP +400BP -100BP +100BP +200BP +300BP +400BP % Change NII $ Change NII % Change EVE $ Change EVE Interest Rate Risk to Earnings (NII) Interest Rate Risk to Capital (EVE) June 30, 2018 June 30, 2018 Change in % Change in $ Change % Interest Rates $ Change NII Change Interest Rates EVE Change (basis points) (millions) NII (basis points) (millions) EVE +400BP (11.1) -12.6% +400BP (157.6) -52.7% +300BP (7.4) -8.5% +300BP (119.0) -39.8% +200BP (4.1) -4.7% +200BP (78.3) -26.2% +100BP (1.9) -2.2% +100BP (36.0) -12.1% -100BP (0.6) -0.7% -100BP 19.2 6.4% 20